© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Transforming financial services for the better. © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Fourth Quarter and Fiscal Year 2022 Review March 2023 Exhibit 99.3

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2 Disclaimer Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2022, unless otherwise indicated. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward- looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes; our ability to identify and integrate strategic initiatives, including anticipated benefits of an acquisition; our restructuring plan, including expected associated timing, benefits, and costs; our stock repurchase program, including the execution and amount of repurchases; our ability to compete in a highly- fragmented and competitive landscape; market demand for our products and solutions; our ability to effectively implement, integrate, and service our customers, including with respect to our migration to the public cloud; our ability to retain and attract product partners; our future financial performance, including, but not limited to, trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation also contains trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 3 $79.8M Data Verification Solutions Revenue $208.3M Lending Solutions Revenue MeridianLink at a Glance Growth and Scale Predictable, Recurring & Attractive Margin Profile A leading provider of cloud-based software solutions for financial institutions $288.0M Total Revenue 86% Subscription Fee Revenue 70% Adj. Gross Margin(2) 39% Adj. EBITDA Margin(2) • Provider of SaaS-based lending, credit data and account opening solutions to financial institutions • #54 on the IDC Global FinTech 100(1) • Headquartered in Costa Mesa, CA • Founded in 1998 • Accelerating platform adoption and capabilities through recently completed acquisitions Note: Financial data for the fiscal year ended December 31, 2022. (1) Source: 2022 IDC FinTech Rankings Top 100, as of September 2022 (2) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix. (12)% Growth 18% Growth 8% Growth

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 4 Our Story 1998 – 2005 Early Years 2006 – 2008 Growth During Recession 2009 – 2018 Organic Growth 2018-2021 Accelerated Growth 2022+ Phase III of Growth Founded in 1998 Released Mortgage Credit LinkTM Launched MeridianLink Consumer and MeridianLink Mortgage Continued volume growth through increased deposits and new product Launched MeridianLink Opening Addition of new clients and increasing volumes Established foundation for Partner Marketplace Thoma Bravo acquisition and CRIF US merger Strong revenue and Adj. EBITDA growth during COVID-19 Launched MeridianLink Portal, MeridianLink Insight and MeridianLink Collect Drove platform adoption and capabilities through TCI, TazWorks, and Saylent acquisitions Initial Public Offering on July 28, 2021 Roll out of MeridianLink One to integrate all lending products and simplify cross-sell Strengthen competitive positioning through acquisitions (e.g., StreetShares and OpenClose) and by investing in product innovation Align executive leadership team to execute on growth initiatives Complete full cloud migration to drive enhanced capacity, flexibility and security Expand Go To Market to drive cross- sell and new logo growth Accelerate time to revenue Successfully expanded solutions offerings and client base, achieving a strong track record of growth throughout our operating history

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 5 • Implement systems and processes that are focused on consumer experience and increasing transaction volumes • Define product direction and how to bring capabilities to customers • Build sales and marketing structure and messaging to the market to increase new logo additions • Pursue unrealized upsell and cross-sell in existing client base • Actively build and manage Partner Marketplace relationships Comprehensive Scalable Strategy Rise of SaaS High-quality Customer Base Comprehensive Product Suite 1 2 4 3 5 Digital Lending Tailwinds

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 6 Experienced Executive Leadership Team with a Proven Ability to Execute Sean Blitchok Chief Financial Officer 25+ 25+ years of experience years of experience Nicolaas Vlok Chief Executive Officer

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 7 Digital Lending Acceleration Has Been Dramatic Late Majority LaggardsInnovators Early Adopters Early Majority 0% 100% COVID-19 fast-tracked the consumer adoption to digital Growth in Digital Transactions Accelerated Growth vs. pre-COVID Substantial Expected Future YoY Increases Continued digital growth expected as laggards follow the market trends Consumer Lending 20 20 Mortgage Lending Consumer lending is at the forefront of a 10+ year digitalization opportunity

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 8 Large TAM with Significant Runway LEVEL 01 LEVEL 02 LEVEL 03 LEVEL 04 LEVEL 05 ~$10B Total Addressable Market MeridianLink serves nearly the entire consumer lending wallet with significant opportunity to expand across the entire addressable market Loan Origination(1) Portfolio & Lending Performance Account Opening & Point-of-Sale Collections Data Access: Consumer Data & CRA Enablement Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 9 Financial Institutions are Projecting Demonstrable Software Spend (1) IDC, Worldwide Public Cloud Services Spending, October 2020. (2) EY Global Banking Outlook 2018. Material software investment growth to drive required digitalization and optimization – empowering CUs and community banks to more effectively compete with tier 1 banks ~$10B ~$19B $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $18 .0 $20 .0 2019E 2024E Financial services U.S. SaaS spend is expected to double(1) Global banks are prioritizing digital transformation(2) 85% Of global banks surveyed in 2018 cited implementation of a digital transformation program as a key business priority 60%+ Of global banks intend to increase investment in cloud technology

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 10 MeridianLink’s End-to-End Origination Solutions Sit at the Center of the FI Ecosystem Account Opening Software Collections Software Data Verification Marketing Automation Analytics & Business Intelligence FIsBorrowers Personal Loan Credit Card Checking / Savings Mortgage Home Equity Small Business Auto Loan Mortgage & Consumer Loan Origination Software (“LOS”) Certificates of Deposits Partner Marketplace Point-of- Sale System

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 Financial Institutions are Challenged to Automate Consumer Lending Numerous Consumer Channels Disparate Systems Financial Institution Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections Consumer Loans Mortgage Loans Deposit Accounts Deeply complex market plagued with disorganization requiring automation and integration to ensure efficiency

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 12 The Consumer Lending Platform Complete Omni- Channel Experience Streamlines & Automates Mission-Critical Systems Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections ✓ Captures consumer wallet ✓ Accelerates loan process ✓ Drives financial institution revenue Financial Institution MeridianLink has built a comprehensive suite of mission-critical solutions for financial institutions to optimize complexity

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 13 Purpose-Built, Consumer Lending Software Suite Consumer LOS Consumer loan origination system and digital lending platform ensuring a frictionless consumer UI Plug-and-play, web- based order fulfillment hub for product ordering Data Verification SolutionsLending Solutions Serving both Financial Institutions and CRA customers TazWorks End-to-end technology solution for the background screening industryA MeridianLink Company Mortgage LOS SaaS-based mortgage loan origination software designed to optimize the end-to-end process White-Label Portal White-label application portal maximizing digital lending profit and efficiency Account Opening Account opening and deposit software platform for all channels and financial product types Partner Marketplace Supports API and SSO integrations from MeridianLink’s extensive partner marketplace Collections Software Robust, powerful, easy-to- use collection platform that maximizes efficiency and minimizes cost Business Intelligence 360-degree approach: from optimizing day-to- day operations to portfolio projections Data Intelligence Data intelligence solution delivering intuitive dashboards, reports and powerful exploratory sandbox Single API to access credit and verification data from dozens of resellers and servicers Credit Verification Credit Engine Personalized end-to-end consumer lending, account, and card marketing automation solution Marketing Automation

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 The Next-Generation Unified Platform MeridianLink One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans Financial Institutions Borrowers Universal Platform Intelligent Cross-Sell Collections Universal Portal Data & Analytics

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 15 MeridianLink’s Democratization of Credit Our platform helps financial institutions bring equity to lending, placing power in the consumer’s hands Easy-to-Use, Digital Platform Includes mortgage, credit card, personal, auto, home equity, and small business loans Real-Time Decisioning Single origination point across channels— mobile, online, branch, call center, indirect, retail, and kiosk Opportunity Across Nearly All Categories of Consumer Lending Comprehensive Debt Wallet Optimization Extends from initial account opening and deposit taking to new loans and collections Informs the customer how to improve their access to credit today and in the future Enables quick credit approval and instant credit usage, so staff have more time to serve clients’ needs Improves Access To Credit

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 16 Multi-Vector Growth Strategy Expand Product Offerings Enhance Partner Marketplace Monetization Add New Logos Capitalize on Organic Volume Growth Robust Pipeline of M&A Opportunities Multiple actionable initiatives to accelerate growth Pursue Unrealized Upsell & Cross-Sell Key Customer Themes Underpinning Growth Paper-to-Digital Transition in Target Market Competition Among Financial Institutions

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 17 Targeting New Logos and Expanding the Sweet Spot for Sales Big Game Hunters Multi-Pronged Direct Sales Focused on Market Segments Up-MarketDown-Market Sweet Spot <$100M AUM $1B - $10B AUM 3,800+ FIs $10B+ AUM 165+ FIs1,200+ FIs $100M - $1B AUM 4,300+ FIs Inside Sales Focused sales strategies to strategically grow FI base up and down market

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 Monetizable, Stable Customer Base Diverse customer base with massive embedded whitespace opportunity (1) As of December 31, 2022. Credit Unions Specialty Lending Providers Mortgage Lenders Consumer Reporting Agencies Community Banks Regional or Larger Banks Selected Customers Sub-Verticals Served by over 2,000 customers(1)

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Key MeridianLink Value Drivers – Case Studies EFFICIENCY IMPROVEMENTREVENUE INCREASES COST SAVINGS RISK REDUCTION Drive topline growth and satisfaction: • Enables a higher volume of consumer loans while providing process efficiencies • Enhances member experience, driving satisfaction through accurate pricing and the ability to run different scenarios • Accelerates ability to expand and grow Maximize value-add work: • Automated reports remove manual work, making it easy to analyze processing times, application workflows and productivity • Seamless third-party integrations results in a quick and smooth credit reporting process • Faster loan processing and closing Simplify IT landscape: • Throughput increase leads to time savings and manpower reductions • Enables clients to replace disparate third-party solutions with a robust in-house solution Reduce operational, regulatory and credit risk: • Reduce operational risk (human error) from workflow and automation • Mitigate regulatory risk; capture and report required data • Enable red-flag notifications and hard stops to prevent potential threats during the loan process Pathways Federal Credit Union ~$500M AUM • Doubled loan volume • Enabled the Company to underwrite 20% more loans Kohler Credit Union ~$500M in AUM • Shortened the time it took from a new account to funded loan from 1 day to as fast as 22 minutes • Staff that were not familiar with the lending process could complete ~95% of the application without asking a single question CME Federal Credit Union ~$305M AUM • Saved time using reporting and dashboard flexible functionality because it removed manual work employees were previously doing Premium Credit Bureau ~40,000 Credit Reports per Year • Enabled to track and implement compliance changes and industry standards Comprehensive platform of SaaS solutions allows us to continually innovate to address customer pain points and further their business objectives

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 20 Competitive Landscape Fragmented competitive landscape with numerous legacy solutions Mortgage Loan Origination Data Verification Consumer Loan Origination FIS Fiserv nCino Temenos Q2 Sync1 Systems Calyx Ellie Mae Mortgage Cadence Black Knight CBC InnovisCoreLogic Jack Henry & Associates CU Direct Point Solutions Core Providers The MeridianLink Solution ❖ Core competency and focus ❖ Leading consumer lending software ❖ Robust Partner Marketplace ❖ Track record of innovation ❖ Modern, scalable, web-based SaaS software ❖ Comprehensive and Integrated ❖ Powerful loan decision engine ❖ Full digital lending solution ❖ Integrated capabilities for CRAs to meet complex data delivery requirements Homegrown Solutions Checkr HireRight Byte Software

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 21 Compelling Financial Story Demonstrable Scale $288.0M Total Revenue 86% Subscription Fee Revenue Strong Margin Profile $208.3M Lending Solutions Revenue Attractive Growth 70% Adj. Gross Margin(1) 39% Adj. EBITDA Margin(1) Robust financial profile delivering growth at scale Note: Financial data for the fiscal year ended December 31, 2022. (1) Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix. $79.8M Data Verification Solutions Revenue 8% Total Revenue Growth 18% Lending Solutions Revenue Growth (12)% Data Verification Solutions Revenue Growth

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 22 Revenue & Pricing Model Overview Continuous monetization opportunities Note: Financial data for the fiscal year ended December 31, 2022. RECURRING & TRANSACTIONAL Fees per application or per closed loan (depending on module) with minimums based on application volume • Typically are multi-year contracts with an initial term of three years (non-cancellable without penalty) • For non-mortgage consumer loans, (including personal loans, auto loans, and credit cards), customers pay per- application, regardless of whether the application is accepted or denied ONE-TIME & RECURRING Deployment fees (setup / annual) and revenue share per partner ONE-TIME & RECURRING Setup and implementation fees; managed services; training SUBSCRIPTION FEES PROFESSIONAL SERVICES Other 86% 10% 4%

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 23 Lending Revenues Have Shown Continued Growth at Scale Lending Solutions Revenue Data Verification Solutions Revenue 2022A Total Revenue: $288M % YoY Lending Revenue Growth¹ Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions % of Data Verification Software Solutions 2020 12% 93% 8% 64% Mortgage Contribution to Revenue ($ millions) (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one. 2021 2022 9% 70%

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 24 Recurring Revenue Growth at Scale Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue Historical Financials (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 25 Mortgage Loan Market Contribution to Revenue Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 26 Strong Margin Profile Adj. Gross Profit Adj. EBITDA ($ millions) ($ millions) Adj. Gross Profit Adj. Gross Profit Margin Adj. EBITDA Adj. EBITDA Margin Note: Adj. EBITDA, Adj. EBITDA margin, Adj. Gross Profit, and Adj. Gross Margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA, Adj. EBITDA margin, and Adj. Gross Margin, please refer to the Appendix.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 27 Capitalizing on Operating Leverage and Investing in Growth Adj. General & Administrative Adj. Research & Development Adj. Sales & Marketing ($ millions) ($ millions) ($ millions) S&M % of Revenue R&D % of Revenue G&A % of Revenue Note: Adj. Sales & Marketing, Adj. Research & Development, and Adj. General & Administrative expenses are non-GAAP measures. For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 28 Q4 2022 Performance ($ in thousands) Q4 2022A Q4 2021A Delta Consolidated Statements of Operations Data Revenue $70,551 $64,024 $6,527 Gross profit 43,799 41,670 2,129 % Gross margin 62.1% 65.1% (3.0)% Net income (loss) (5,463) (3,213) (2,250) % Net income (loss) margin (7.7)% (5.0)% (2.7)% Non-GAAP Financial Data Adj. EBITDA(1) 23,171 24,639 (1,468) % Adj. EBITDA margin(1) 32.8% 38.5% (5.6)% (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 29 Guidance Update Guidance Update Three Months Ended March 31, 2023 Year Ended December 31, 2023 ($ in thousands) Q1 2022A Low (Estimated) High (Estimated) 2022A Low (Estimated) High (Estimated) Revenue $72,754 $72,000 $75,000 $288,046 $304,000 $310,000 % Growth 7% (1)% 3% 8% 6% 8% Adj. EBITDA(1) 33,965 23,000 26,000 111,199 109,000 115,000 % Growth (1)% (32)% (23)% (10)% (2)% 3% % Margin(1) 47% 32% 35% 39% 36% 37% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix. Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 30 Unique Investment Opportunity: Summary Investment Highlights 1 A leading SaaS solutions provider supported by strong secular tailwinds and high-growth ~$10B TAM 2 4 Attractive financial profile, combining robust Adj. EBITDA margins with strong revenue growth 5 Significant growth opportunities driven by end-market expansion and substantial monetization opportunities through cross-sell and Partner Marketplace 6 Led by an experienced management team supported by a strong company culture and valued employees 3 Deep relationships with best-in-class financial institutions and measurable ROI to clients Comprehensive suite of mission-critical solutions that address financial institutions’ pain points and accelerate digitalization objectives

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Appendix © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 32 Disclaimer To supplement the financial measures presented in accordance with United States generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; adjusted gross profit and adjusted gross profit margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting for acquisitions prior to 2022 • Adjusted gross profit: net revenues less non-GAAP cost of revenue • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization • Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software) Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation is provided with respect to certain forward-looking non- GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 33 Financial Reconciliations Fiscal Year Ending December 31st ($ in thousands) 2020A 2021A 2022A Reconciliation of Net Loss to Adjusted EBITDA(1) Net income (loss) $9,151 ($9,996) $1,294 (+) Interest expense, net 34,686 32,615 24,227 (+/-) Tax expense 1,792 5,141 4,130 (+) Depreciation & amortization 40,199 50,453 53,982 (+) Share-based compensation expense 2,841 30,736 22,761 (+) Employer payroll taxes on employee stock transactions – 95 350 (+) Expenses associated with IPO 395 424 – (+) Sponsor and third-party acquisition related costs 3,579 2,348 4,228 (+) Loss on debt prepayment – 9,944 – (+) Deferred revenue reduction from purchase accounting 851 733 227 (+) Impairment of trademarks 5,362 – – (+) Lease termination charges 5,755 879 – Adjusted EBITDA(1) $104,611 $123,372 $111,199 Net income (loss) margin 5% (4)% 0% Adjusted EBITDA margin(2) 52% 46% 39% (1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting. (2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage. Non-GAAP Adjusted EBITDA

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 34 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A 2022A Revenues, net $199,340 $267,676 $288,046 Cost of revenue 58,354 89,622 106,331 (-) Share-based compensation expense 180 6,478 4,630 (-) Employer payroll taxes on employee stock transactions – 3 127 (-) Amortization of developed technology 8,874 12,519 15,553 Non-GAAP cost of revenue 49,300 70,622 86,021 Adjusted gross profit $150,040 $197,054 $202,025 Adjusted gross margin 75% 74% 70% Adjusted Gross Profit ($ in thousands) 2020A 2021A 2022A Net income (loss) $9,151 ($9,996) $1,294 (+) Share-based compensation expense 2,841 30,736 22,761 (+) Employer payroll taxes on employee stock transactions – 95 350 (+) Sponsor and third-party acquisition related costs 3,579 2,348 4,228 Non-GAAP net income $15,571 $23,183 $28,633 Non-GAAP basic net income per share $0.30 $0.36 $0.36 Non-GAAP diluted net income per share 0.29 0.35 0.35 Weighted average shares used to compute Non-GAAP basic net income per share 51,153,041 63,813,770 80,454,356 Weighted average shares used to compute Non-GAAP diluted net income per share 53,840,116 67,130,479 82,403,679 Non-GAAP net income margin 8% 9% 10% Non-GAAP Net Income

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 35 Financial Reconciliations (Cont’d) ($ in thousands) 2020A 2021A 2022A Sales and marketing $9,371 $18,122 $23,658 (-) Share-based compensation expense 370 2,247 2,160 (-) Employer payroll taxes on employee stock transactions – 11 40 Non-GAAP sales and marketing $9,001 $15,864 $21,458 % of revenue 5% 6% 7% Non-GAAP Sales and Marketing Expense ($ in thousands) 2020A 2021A 2022A Research and development $18,691 $36,336 $42,592 (-) Share-based compensation expense 339 7,453 6,472 (-) Employer payroll taxes on employee stock transactions – 8 102 Non-GAAP research and development $18,352 $28,875 $36,018 % of revenue 9% 11% 13% Non-GAAP Research and Development Expense ($ in thousands) 2020A 2021A 2022A General and administrative $54,640 $85,160 $82,649 (-) Share-based compensation expense 1,952 14,558 9,499 (-) Employer payroll taxes on employee stock transactions – 73 81 (-) Depreciation expense 2,516 2,303 2,319 (-) Amortization of intangibles 28,809 35,631 36,110 Non-GAAP general and administrative $21,363 $32,595 $34,640 % of revenue 11% 12% 12% Non-GAAP General and Administrative Expense

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 36 Balance Sheet Highlights ($ in thousands) 2020A 2021A 2022A Total current assets $72,174 $147,956 $128,132 Property and equipment, net 7,600 5,989 4,245 Intangible assets, net 328,032 298,597 297,475 Goodwill 542,965 564,799 608,657 Other assets 12,934 8,552 20,648 Total assets $963,705 $1,025,893 $1,059,157 Total current liabilities $152,801 $43,848 $54,199 Long-term debt, net of debt issuance costs 516,877 425,371 423,404 Other liabilities 543 396 2,463 Total liabilities $670,221 $469,615 $480,066 Preferred stock $319,913 – – Stockholders’ equity/members’ deficit (26,429) 556,278 579,091 Total preferred units and stockholders’ equity/members’ deficit $293,484 $556,278 $579,091 Total liabilities, preferred units, and stockholders’ equity/members’ deficit $963,705 $1,025,893 $1,059,157

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 37 ($ in thousands) 2020A 2021A 2022A Term loan – $435,000 $431,738 First lien $406,255 – – Second lien 125,000 – – Paycheck Protection Program loan 2,142 – – Total principal payments due 533,397 435,000 431,738 (-) Debt issuance costs 13,565 7,490 4,829 (-) Cash and cash equivalents 37,739 113,645 55,780 Net Leverage $482,093 $313,865 $371,129 LTM Adjusted EBITDA 104,611 123,372 111,199 Leverage multiple 4.6x 2.5x 3.3x Net Leverage

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 38 Financial Supplement Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Lending software solutions $181.8 $167.1 $161.1 $153.3 $151.8 $150.7 $149.0 $133.8 $128.2 Data verification software solutions $77.1 $81.8 $85.1 $87.1 $88.4 $90.7 $91.9 $89.9 $64.8 Total $258.9 $248.9 $246.2 $240.4 $240.1 $241.5 $240.9 $223.7 $193.1 Annual Recurring Revenue (ARR)¹ Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Lending software solutions 104.2% 101.2% 99.0% 98.6% 103.8% 107.8% 107.5% 106.3% NA Data verification software solutions 80.5% 85.4% 88.2% 92.3% 103.0% 120.6% 146.0% 183.6% NA Total 96.0% 95.8% 95.3% 96.4% 103.4% 112.2% 119.9% 126.9% NA ARR Net Retention Rate² Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Lending software solutions 1,604 1,519 1,516 1,495 1,475 1,459 1,456 1,442 1,430 Data verification software solutions 430 433 429 431 426 430 423 421 422 Total 2,034 1,952 1,945 1,926 1,901 1,889 1,879 1,863 1,852 Total Customer³ Count Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Lending software solutions 2.5% 3.5% 3.5% 3.1% 2.5% 3.2% 4.1% 4.0% 2.3% Data verification software solutions 0.9% 0.7% 1.4% 2.4% 0.9% 6.7% 0.0% 0.0% (1.0)% Total 2.2% 2.9% 3.0% 2.9% 2.2% 3.5% 3.7% 3.7% 2.0% Organic Customer Growth Rate4 (1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period. (2) ARR Net Retention Rate takes the ARR recorded in the latest twelve-month measurement period for the cohort of revenue-generating entities in place throughout the entire prior twelve-month measurement period divided by the cohort’s ARR recorded in the twelve-month period that is immediately prior to the beginning of the current measurement period. (3) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions. (4) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

© 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 39 InvestorRelations@meridianlink.com © 2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.